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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington D. C.  20549

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                                   FORM 8-K

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of earliest event reported):                 February 8, 1994



                             Hecla Mining Company
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            (Exact name of registrant as specified in its charter)



                                   Delaware
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                 (State or other jurisdiction of incorporation)


                  1-8491                             82-0126240
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        (Commission File Number)         (IRS Employer Identification No.)



        6500 Mineral Drive
        Coeur d'Alene, Idaho                         83814-8788
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        (Address of principal executive offices)      (Zip Code)


                                 (208) 769-4100
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                        (Registrant's Telephone Number)





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Item 5.  Other Events.

         On February 8, 1994, Great Lakes Minerals Inc. of Toronto ("Great Lakes"), purchased for $13,280,857 a 20% undivided interest in the Grouse Creek Gold Project from Hecla Mining Company ("Hecla") pursuant the Acquisition Agreement - Grouse Creek Project, dated January 21, 1994, among Hecla, Great Lakes Idaho Inc. (a wholly-owned subsidiary of Great Lakes) and Great Lakes, and the Mining Venture Agreement dated as of February 8, 1994, between Hecla and Great Lakes Idaho Inc. (collectively, the "Grouse Agreements"). Pursuant to the Grouse Agreements, Great Lakes is required to fund its 20% pro rata portion of capital expenditures required to bring the Grouse Creek Gold Project to commercial production (including its portion of capital expenditures incurred to date). In addition, the Grouse Agreements provide that Great Lakes has the option at any time prior to 12 months following the commencement of commercial production at the Grouse Creek Gold Project to purchase up to an additional 10% undivided interest in the Grouse Creek Gold Project. Under the Grouse Agreements, Great Lakes would pay Hecla an amount estimated at approximately U.S. $277,000 for each additional one percent (1%) undivided interest in the Project, and would in addition thereto fund its increased share of capital expenditures.





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         Great Lakes funded the purchase of its interest in the Grouse Creek
Gold Project from the sale in an underwritten public offering of 17,500,000 Great Lakes Common Shares at a price of Cdn. $2.00 per Common share for gross proceeds of Cdn. $35,000,000. Great Lakes is required to fund its portion of the capital expenditure requirements for the Grouse Creek Gold Project with the net proceeds of this offering. Pursuant to the Grouse Agreements, Hecla purchased 825,000 Great Lakes Common Shares at the offering price of Cdn. $2.00 per Common Share, using $1,229,875 of the proceeds received by Hecla from Great Lakes for the purchase of its interest in the Grouse Creek Gold Project. In addition, Great Lakes issued Hecla a warrant certificate entitling Hecla to acquire up to 500,000 additional Common Shares of Great Lakes at Cdn. $2.50 per share, which price is subject to adjustment in the event of any recapitalization or distribution of dividends other than cash by Great Lakes.


Item 7.  Financial Statements, Proforma Financial Information and Exhibits.


     (c) 1.  Acquisition Agreement - Grouse Creek Project, dated January
21, 1994, among Hecla Mining Company, Great Lakes Idaho Inc. and Great Lakes Minerals Inc.





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         (c)  2.  Mining Venture Agreement dated as of February 8, 1994, between Hecla and Great Lakes Idaho Inc.

                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       HECLA MINING COMPANY



                                       By /s/ Nathaniel K. Adams
                                       ----------------------------------------
                                       Name:   Nathaniel K. Adams
                                       Title:  Attorney and Assistant Secretary
Dated:  February 10, 1994





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                                 EXHIBIT INDEX

Description                                                                  Pages
- -----------                                                                  -----
(c) 1.   Acquisition Agreement - Grouse                                      6 - 56
         Creek Project, dated January 21,
         1994, among Hecla Mining Company,
         Great Lakes Idaho Inc. and Great
         Lakes Minerals Inc.

(c) 2.   Mining Venture Agreement dated as                                   57-147
         of February 8, 1994, between Hecla
         and Great Lakes Idaho Inc.





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